7. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET - Leases (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Property held for lease, gross	$ 67,081	$ 67,539
Less: Accumulated depreciation	(2,239)	(1,263)
Net	64,842	66,276
Buildings and leasehold improvements
Property held for lease, gross	61,828	62,250
Machinery and equipment
Property held for lease, gross	$ 5,253	$ 5,289